Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

      Verdisys, Inc.

      The Woodlands, Texas

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2/A our report dated April 2, 2004 included herein for the two years ended December 31, 2003.

We also consent to the references to us under the heading “Experts” in such Document.

February 10, 2005

Malone & Bailey, PC

www.malone-bailey.com

Houston, Texas